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GreenPoint Manufactured Housing
Contract Trust
Pass Through Certificates
Series 2000-2
Investor Number 52000032

Determination Date:      15-Sep-00
Remittance Date A-1      20-Sep-00
Remittance Date A-2      03-Oct-00
Month End Date:          31-Aug-00

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
     (a)  Class A-1 Distribution Amount                                                               2,161,058.57
     (b)  Class A-1 Distribution Principal                                                            1,338,154.26
                    Scheduled Payments of Principal                                 197,271.22
                    Partial Prepayments                                              75,196.99
                    Scheduled Principal Balance Principal Prepayment in Full        663,866.16
                    Scheduled Principal Balance Liquidated Contracts                401,819.89
                    Scheduled Principal Balance Repurchases                               0.00
                    Previous Undistributed Shortfalls                                     0.00
     (c)  Class A-1 Interest Distribution                                                               822,904.31
          Class A-1 Interest Shortfall                                                                        0.00
     (d)  Class A-1 Remaining Certificate Balance                                                   142,400,590.57

     (e)  Class A-2 Distribution Amount                                                                 513,333.33
     (f)  Class A-2 Distribution Principal                                                                    0.00
                    Scheduled Payments of Principal                                       0.00
                    Partial Prepayments                                                   0.00
                    Scheduled Principal Balance Principal Prepayment in Full              0.00
                    Scheduled Principal Balance Liquidated Contracts                      0.00
                    Scheduled Principal Balance Repurchases                               0.00
     (g)  Class A-2 Interest Distribution                                                               513,333.33
          Class A-2 Interest Shortfall                                                                        0.00
     (h)  Class A-2 Remaining Certificate Balance                                                   100,000,000.00

     (i)  Class A-1 Pass Through Rate                                                                     6.870000%
          Class A-2 Pass Through Rate                                                                     6.600000%
          Class A-2 Holdover Amount                                                                           0.00

     (j)  Senior Monthly Servicing Fee                                                                  203,115.62
          Subordinated Monthly Servicing Fee                                                                  0.00
          Subordinated Monthly Servicing Fees remaining unpaid                                                0.00
          Section 7.05 Legal Fees                                                                             0.00

     (k)  Servicing Fees Subordination Event                                                     NO

     (l)  Servicer Termination Event                                                             NO

     (m)  Delinquency                                            # of Contracts                   Prin. Balance
                                                                 --------------                   ----------------

                    a)   Loans 31 to 59 days delinquent                     116                       4,862,221.32
                    b)   Loans 60 to 89 days delinquent                      42                       1,934,764.75
                    c)   Loans delinquent 90 or more days                    33                       1,465,092.98
                                                                      ---------                   ----------------
                                                                            191                       8,262,079.05
                                                                      =========                   ================

     (n)  Repurchased Contracts

                    Repurchased Contracts                             Number                      Repurchase Price
                                                                      ---------                   ----------------
                    (see attached schedule)        Total Repurchases          0                               0.00
                                                                      =========                   ================

     (o)  Repossessions or Foreclosures                               Number                       Actual Balance
                                                                      ---------                   ----------------
                                                   BOP Repossessions         59                      $2,274,532.96

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
                                                        Plus Repossessions      34                         1,325,177.13
                                                                this Month

                                                         Less Liquidations     (12)                        ($403,974.13)
                                                                           -------                    -----------------
                                                         EOP Repossessions      81                        $3,195,735.96
                                                                           =======                    =================

     (p)      Enhancement Payment                                                                                  0.00

     (q)      Monthly Advance                                                                                      0.00
     (r)      Outstanding Amount Advanced                                                                          0.00

     (r)      Deposit to Special Account                                                                           0.00

     (s)      Amount Distributed to Class R Certificateholders                                                85,835.33

     (t)      Previous Period Net Weighted Average Contract Rate                                                   9.63%
              Current Period Net Weighted Average Contract Rate                                                    9.64%

     (u)      Number of Manufactured Homes currently held due to repossession                                        81
              Principal balance of Manufactured Homes currently held                                       3,195,735.96

     (v)      Pool Principal Balance Percentage                                                               96.922914%

     (w)      Aggregate Deficiency Amounts                                                                         0.00
              Servicer Deficiency Amounts received                                                                 0.00

     (x)      Additional Items

     (y)      Class A-1 Net Funds Carryover Amount                                                                 0.00
              Class A-2 Net Funds Carryover Amount                                                                 0.00

     (z)      Deposit into the Certificate Account from the 2000-1 Reserve Account                                 0.00
              Class A-2 Net Funds Carryover Amount                                                                 0.00

    (aa)      Cumulative Realized Losses                                                                     365,707.10
              Current Realized Loss Ratio                                                                         0.870%

    (bb)      Draw Amount under the LOC                                                                            0.00
              Undrawn LOC Amount                                                                          50,941,397.67
              Letter of Credit Amount                                                                     50,941,397.67
              Amounts due LOC Provider for reimbursement of previous draws                                         0.00